UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2018

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2018, The ExOne Company (the “Company”) issued a press release relating to its financial results for the 2018 second quarter. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 8, 2018, the Company’s Board of Directors (the “Board”) elected Roger W. Thiltgen as a new director. The Company issued a press release announcing the election of Mr. Thiltgen as director on August 8, 2018, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2.

(e) On August 8, 2018, the Compensation Committee of the Board amended The ExOne Company Change of Control Severance Plan (the “Severance Plan”) to eliminate single-trigger severance benefits under the Severance Plan.  Under the amended Severance Plan, designated employees will only receive benefits if a change of control occurs during the protection period (as described in the Severance Plan), and the designated employee either has (i) a voluntary termination of employment for good reason, or (ii) an involuntary termination of employment, other than for death, disability or cause.

On August 8, 2018, the Company increased the annual salary of Douglas D. Zemba, its Chief Financial Officer (“CFO”) and Treasurer, to $225,000 in recognition of his election on July 12, 2018 as CFO and Treasurer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of The ExOne Company dated August 9, 2018 titled “The ExOne Company Reports 2018 Second Quarter Results”.
99.2	Press Release of The ExOne Company dated August 8, 2018 titled “The ExOne Company Announces Election of Roger W. Thiltgen as New Director”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The ExOne Company
(Registrant)

August 9, 2018	/s/ Douglas D. Zemba
(Date)	Douglas D. Zemba Chief Financial Officer